September 14, 2011 Hosted By H. MICHAEL SCHWARTZ Chairman and CEO 2011 Third Quarter Report Exhibit 99.1 1

Disclaimer
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)
and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.
Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,”
“continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission.
We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered.
All forward-looking statements should be read in light of the risks identified in our prospectus and supplements.

SmartStop™
Self Storage
...The Smarter Way to Store!™

SmartStop
Self Storage
888-97-STORAGE

Agenda Second Quarter Financials and Economies of Scale Portfolio Growth Adding Value Strategic Vision 3

Quarterly Financials
Portfolio Summary
(as of 06/30/2011)
Total Properties: 72
Total Units: 47,040
Net Rentable Sq. Ft.: 5,893,200
States: 17 and 2 in Ontario, Canada
Total Assets: $423.3 Million
Leverage: 50.4%
Cash on Hand: $14.6 Million

Same Store Results Q2 (29 properties)
2011 2010 Increase
Revenue $5,300,379 $5,224,428 1.4%
Operating Income $3,078,815 $3,013,907 2.1%
Properties Owned at 72 34 112%
End of Q2
Economies of Scale

Bringing it to the Bottom Line

$200,000
$150,000
$100,000
$50,000
0
$152,930
$145,822
$72,757
$58,095
$16,313
$22,671
$29,116
$21,177
$14,527
$16,992
$13,474
$7,600
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

G&A Per Property by Quarter
Economies of Scale
G&A Per Property
Q2 2009 $58,095
Q2 2010 $21,177 (63.5%  decrease)
Q2 2011 $7,600 (64.1% decrease)
Total G&A
Q2 2010 $720,010
Q2 2011 $547,187
(1)
(24% decrease)
(1) For the three months ended June 30, 2011, the Advisor permanently waived certain reimbursable indirect costs.

Assets (Millions)
425
400
375
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
$0.2
$2.8
$13.2
$19.8
$34.1
$50.6
$185.2
$203.7
$220.3
$242.6
$289.0
$307.4
$385.9
$423.3
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011

Total Assets by Quarter Quarterly Financials 7

Revenue (in Millions)
12
11
10
9
8
7
6
5
4
3
2
1
0
$0.02
$0.3
$0.6
$0.8
$1.8
$4.7
$5.2
$6.3
$6.9
$7.8
$9.8
$11.4
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2011 Q1
2011 Q2

Total Revenues by Quarter Quarterly Financials 8

Understanding MFFO
Net Income
+
depreciation
+ amortization
Funds From Operations (FFO)
+ acquisition fees and expenses
+ impairments
+ marketable securities losses
+ hedging strategy losses
=
Modified FFO
Not all MFFO is created equal
{
non cash
items

SmartStop
Self Storage
...The Smarter Way to Store!

Modified Funds From Operations and The Real Story Relative Risk Smoothing of Results Mezzanine Loans Sponsor Contribution Deferred Fees Point in Time vs. Trending Cash Drag Other Intangibles 10

Increasing MFFO Higher Cap Rates / Higher Risk Mezzanine Loans / Higher Risk Deferred Maintenance and Other Expenses 11

SmartStop
Self Storage
...The Smarter Way to Store!

SmartStop
Self Storage
SmartStop
Self Storage
888-97-STORAGE

Agenda Second Quarter Financials and Economies of Scale Portfolio Growth Adding Value Strategic Vision 12

New Acquisitions
Existing
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2011 Q1
2011 Q2
2011 Q3
2
3
1
2
6
3
3
8
2
6
24
16
8
26
2
24
29
3
26
34
5
29
35
1
34
45
10
35
61
16
45
72
11
61
77*
5
72

SmartStop
Self Storage

SmartStop
Self Storage
1135

Wholly Owned Properties by Quarter Portfolio Growth * Through August 31, 2011 13

3.58%
1.41%
4.58%
5.70%
6.29%
8.07%
9.53%
4.12%
6.80%
3.18%
1.70%
3.04%
1.13%
2.45%
1.11%
11.25%
15.84%
10.22%
Regional Office
District Office
Home Office

Portfolio Growth Square Footage by State (as of 06/30/2011) 14

2011 Second Quarter Acquisitions
Property Approx. Units Approx. Rentable Sq. Ft. (net)
1 Peachtree City - GA 670 123,400
2 Buford - GA 520 68,900
3 Jonesboro - GA 730 106,400
4 Ellenwood - GA 300 40,700
5 Marietta II - GA 480 61,200
6 Collegeville - PA 540 58,400
7 Skippack - PA 390 56,300
8 Ballston Spa - NY 690 82,800
9 Trenton - NJ 660 85,100
10 Fredericksburg - VA 630 59,600
11 Sandston - VA 680 78,100
Total     $44,030,000 6,290 820,900
Portfolio Growth

Subsequent Acquisitions
Property Approx. Units Approx. Rentable Sq. Ft. (net)
1 Ladera Ranch - CA 980 114,000
2 SF Bay Area – San Lorenzo - CA 640 62,000
3 Hampton - VA 640 70,200
4 Las Vegas V - NV 790 88,000
5 SF Bay Area – Gilroy - CA 610 94,000
Total     $39,680,000 3,660 428,200
(1) Includes an adjoining parcel of vacant land, which had an acquisition price of approximately $3.9 million.
Portfolio Growth

Smart Stop
1-888-94-STORAGE
SmartStop
SmartStop
SmartStop

New Store Opening SmartStop Mississauga, Ontario Canada Portfolio Growth 17

KeyBanc
Capital Markets

StrategicStorageTrust, inc

Portfolio Growth 18

Potential Acquisitions*
Property Approx. Units Approx. Rentable Sq. Ft. (net)
1 Kennesaw - GA 660 78,200
2 Sharpsburg - GA 700 92,000
3 Duluth - GA 640 81,600
4 Duluth II - GA 700 83,300
5 Duluth III - GA 630 82,600
6 Marietta III - GA 640 73,400
7 Austell - GA 590 77,700
8 Sandy Springs - GA 890 93,800
9 Smyrna - GA 530 65,700
10 Lawrenceville III - GA 680 89,700
11 Jacksonville - FL 690 82,800
12 Jacksonville II - FL 530 71,400
Total     $84,000,000 7,880 972,200
*There can be no assurance that we will complete the acquisition of any of these properties. In some circumstances, if we fail to complete the acquisitions, we may forfeit our earnest money. Other properties may be identified in the future that we may acquire prior to or instead of these properties. Due to the considerable conditions to the consummation of these acquisitions, we cannot make any assurances that the closings are probable.
Portfolio Growth

SmartStop
Self Storage
...The Smarter Way to Store!™

SmartStop
Self Storage
The Smarter Way to Store!
888-97-STORAGE

Agenda Second Quarter Financials and Economies of Scale Portfolio Growth Adding Value Strategic Vision 20

Adding Value Increasing Revenues Tenant Insurance Rental Increases Truck Rentals Ancillary Revenues Web Based Sales 21

Economies of Scale Decreasing Expenses Reaching Critical Mass Property Insurance Utility Management and Energy Conservation Fixed vs. Variable Expenses National Contracts Property Management 22

SmartStop
Self Storage

SmartStop
Self Storage
703-257-7575

SmartStop
Self Storage

Leveraging Technology
156 “print” Yellow Page campaigns and migrating into
“internet” Yellow Page campaigns
National call center for rentals with expanded hours and
high quality agents
Salesforce.com – Lead generation dash board management

Online
New website launched March 2011 improves customer service
Months 1-3 vs. 4-6
Visits Up +40%
Page Views +45%
Conversions +122%
First Time Visitors 61%
smartstopselfstorage.com
Leveraging Technology

New Technology to View Updates
SSTI Mobile Friendly App For
Smartphones
Available on iPad, Android and
Blackberry
Free download (search “SSTI”)
User-friendly and content-rich
Receive the latest updates
1
st
non-traded REIT app on the
iPhone, Android and Blackberry
Leveraging Technology

Strategic Vision 26

Public Storage

Extra Space Storage

U-STORE-IT

Sovran Self Storage, Inc.

StrategicStorageTrust, inc

Strategic Vision
$1.12
(Billion)
$631.58
(Million)
$1.89
(Billion)
$881.40
(Million)
$1.06
(Billion)
$724.22
(Million)
$20.37
(Billion)
$5,280.57
(Million)
PUBLICLY TRADED SELF STORAGE REITS
PUBLIC NON-TRADED SELF STORAGE REIT
(1) Wall Street Journal 7/28/11
(2) Wall Street Journal 12/31/10
Market Cap
(1)
Book Value
(2)

H. MICHAEL SCHWARTZ Chairman and CEO Strategic Storage Trust, Inc. Questions and Answers 28

September 14, 2011 Hosted By H. MICHAEL SCHWARTZ Chairman and CEO 2011 Third Quarter Report 29